Exhibit 10.3

AMENDMENT NO.3 TO FORBEARANCE AGREEMENT

This Amendment No.3 to Forbearance Agreement (“Amendment”) dated effective September 30, 2015 is by and between ZYNEX. INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, and ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company (collectively, and jointly and severally, “Borrower”), and TRIUMPH COMMUNITY BANK, N.A., dba Triumph Healthcare Finance (“Lender”).

RECITALS

A.

The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. I   to Forbearance Agreement dated March 27, 2015 and Amendment No.2 to Forbearance Agreement dated June 30, 2015 (the “Forbearance Agreement”).

B.	The parties desire to amend the Forbearance Agreement to extend the Forbearance Period, and to include certain additional covenants related to such extension.
C.	The parties also desire to amend the terms of the Loan and Security Agreement dated December 19, 2011, as amended (the “Loan and Security Agreement”) to reduce the Facility Limit.

AGREEMENT

1.	Amendments.

(a)   Section 4.1(i)  of the Forbearance Agreement is amended to read as follows: “11:59 pm Portland, Oregon time on December 31, 2015.”

(b)   The Facility Limit as set forth in the Loan and Security Agreement and Schedule A thereto is reduced from $7.0 million dollars to $5.0 million dollars.

2.

Conditions Precedent.  The effectiveness of the Amendments set forth in Section 1 above is conditional upon Borrower’s delivery to Lender of the following items simultaneously with the execution and delivery of this Amendment:

(a)   a fully executed Joinder Agreement between Borrower, Lender, and Pharmazy, Inc. (“Pharmazy”) pursuant to which Pharmazy will become an additional Borrower on the Loan and Security Agreement and an additional party to the Forbearance Agreement;

(b)   a fully executed Pledge Agreement between Zynex Medical, Inc. and Lender pursuant to which Zynex Medical, Inc. pledges 100% of the stock of Pharmazy to Lender to secure the obligations under the Loan and Security Agreement; and

(c)   all other documents and deliveries required or contemplated by items (a) and (b) above.

3.	Continuing Conditions. The continued effectiveness of the extension of the Forbearance Period is conditional upon Borrower’s compliance with the following continuing covenants:

(a)   during the Forbearance Period, Borrower must reduce the principal amount of the Obligations in an amount no less than $85,000 per month, plus such interest and Expenses and Fees incurred in such monthly periods; and

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

(b)   Borrower shall not make any payments to vendors or other creditors with the proceeds of Advances unless such proposed use of proceeds has been communicated to and approved by lender in advance.

4.

Other Provisions. Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification. All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment. This Amendment and the Forbearance Agreement shall be read together, as one document.

5.

Signatures. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON  LAW, MOST AGREEMENTS. PROMISES  AND COMMITMENTS MADE BY A LENDER CONCERNING  LOANS AND OTHER  CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY  BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

Dated effective as of the date first written above.

BORROWER:		LENDER:

ZYNEX. INC., a Nevada corporation		TRIUMPH COMMUNITY BANK, N.A. dba Triumph Healthcare Finance
By:		By:
Name:	THOMAS SANDGAARD	Name:	JONATHAN KOTT
Title:	CEO	Title:	SVP

ZYNEX MEDICAL, INC., a Colorado corporation
By:
Name:	THOMAS SANDGAARD
Title:	CEO

ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation
By:
Name:	THOMAS SANDGAARD
Title:	CEO

ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation
By:
Name:	THOMAS SANDGAARD
Title:	CEO

ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company
By:
Name:	THOMAS SANDGAARD
Title:	CEO

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT

Signature Page